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                                                                   EXHIBIT 10.50

NOTICE OF GRANT OF STOCK                            CALLAWAY GOLF COMPANY
OPTION AND OPTION AGREEMENT                         ID: 95-3797580
                                                    2180 RUTHERFORD ROAD
                                                    CARLSBAD, CA 92008

WILLIAM C. BAKER                             OPTION DATE: NOVEMBER 23, 2004
                                             PLAN: 2004 EQUITY INCENTIVE PLAN

         1. GRANT OF OPTION. Effective November 23, 2004 ("Effective Date"), you have been granted a Non-qualified Stock Option ("Option") to buy shares of Callaway Golf Company (the "Company") common stock upon the following terms:

 SHARES            EXERCISE PRICE            SCHEDULED VESTING DATE              SCHEDULED EXPIRATION DATE
 ------            --------------            ----------------------              -------------------------
166,667                $11.62                   November 23, 2005                    November 23, 2014
166,667                $11.62                   November 23, 2006                    November 23, 2014
166,666                $11.62                   November 23, 2007                    November 23, 2014

      The Option is granted to you pursuant to the terms and conditions of this Notice of Grant of Stock Option and Option Agreement (this "Agreement"), and the Company's 2004 Equity Incentive Plan (as amended and restated from time to time, the "Plan"), the provisions of which Plan are by this reference incorporated in this Agreement. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling. The Company has provided you with a copy of the Plan.

      The exercise price must be paid in the form of cash, unless otherwise determined by the Board of Directors or committee administering the Plan ("Committee") in their sole discretion.

      2. VESTING. Subject to Section 3 (Term and Termination) and Section 4 (Cancellation, Forfeiture and Rescission) of this Agreement, the Option shall vest in accordance with the vesting schedule set forth above. Notwithstanding
Section 15.3.1 of the Plan, except as otherwise set forth in this section, the vesting of the Option shall not be accelerated upon a Change in Control (as such term is defined in the Plan). The Committee may also in its discretion accelerate the vesting schedule of all or any part of the Option (in which case it may impose whatever conditions it considers appropriate on the accelerated portion). Notwithstanding anything else in this Agreement to the contrary, if there is a cancellation, forfeiture or recission of this Option prior to the vesting of any part of this Option for any reason (including upon a Change in Control) other than pursuant to (i) Section 4 below, (ii) Employee's voluntary termination of his employment or (iii) the Company's termination of Employee's employment for substantial cause, then immediately prior to any such cancellation, forfeiture or recission, 50,000 Option shares shall be deemed to have vested on an accelerated basis.

      3. TERM AND TERMINATION. Subject to Section 4 (Cancellation, Forfeiture and Rescission) hereof, the Option shall expire on the earlier of (i) the scheduled expiration date set forth above or (ii) in the case of an Option that has vested, one (1) year from the date on which you cease to be an employee of the Company or its subsidiary for any reason including death. Subject to Section 2 (Vesting), if you cease for any reason to be an employee of the Company or its subsidiary, that portion of the Option which has not yet vested shall be terminated.

      4. CANCELLATION, FORFEITURE AND RESCISSION.

            (a) If during your employment, you directly or indirectly disclose or misuse any confidential information or trade secrets of the Company then:

                  (1) any unexercised portion of the Option is automatically cancelled as of the date you first committed the act or acts described above (the "Cancellation Date"); and

                  (2) any exercise of all or any portion of the Option exercised on or after the Cancellation

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            Date, or during the ninety day period preceding the Cancellation
            Date, shall be rescinded, and you shall be required to pay to the Company, within ten days of receiving written notice from the Company, the amount of any gain realized as the result of any such rescinded exercise (the "Option Gain").

The Company shall notify you in writing of any such rescission within two years of any such exercise. For purposes of this Agreement, and in the absence of proof of actual gain on the date of exercise, "Option Gain" shall mean the New York Stock Exchange closing price on the date of exercise minus the exercise price of the Option, multiplied by the number of shares you purchased upon the exercise, without regard to any subsequent market price decrease or increase.

            (b) For purposes of this Section 4, ownership of interests in a broadly based mutual fund shall not constitute ownership of the stocks held by the fund. In lieu of paying to the Company any Option Gain required to be paid to Company pursuant to this Section 4, you may return to the Company the number of shares purchased upon exercise of the Option. You hereby agree that the Company may set off against any amount the Company may now or hereafter owe you the amount of any Option Gain required to be paid by you to Company under this
Section 4. This Section 4 does not limit any other legal or equitable remedy available to the Company. As a condition of each exercise of all or any portion of the Option, you will be required to certify to the Company on a form of notice of exercise acceptable to the Company that you have not committed any of the acts described in paragraph (a) above.

YOU ACKNOWLEDGE THAT YOU HAVE READ EACH PROVISION OF THIS SECTION 4 AND HAVE HAD AN OPPORTUNITY TO ASK QUESTIONS WITH RESPECT TO THIS SECTION. YOU ACKNOWLEDGE THAT YOU UNDERSTAND THAT THE COMPANY IS GRANTING THE OPTION SUBJECT TO THE TERMS OF THIS SECTION 4.

                                                           __________ (OPTIONEE)

      5. SEVERABILITY. The provisions of this Agreement shall be deemed to be severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is held to be invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severed, and in lieu thereof there shall automatically be added as part of this Agreement a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

      6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware and applicable federal law.

      7. ARBITRATION.

            (a) YOU AND THE COMPANY AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM ARISING HEREUNDER OR IN ANY WAY RELATED TO THIS AGREEMENT, ITS INTERPRETATION, ENFORCEABILITY, OR APPLICABILITY, THAT CANNOT BE RESOLVED BY MUTUAL AGREEMENT OF THE PARTIES SHALL BE SUBMITTED TO BINDING ARBITRATION. YOU AND THE COMPANY ALSO AGREE THAT ARBITRATION IS THE PARTIES' ONLY RECOURSE FOR SUCH CLAIMS AND HEREBY WAIVE THE RIGHT TO PURSUE SUCH CLAIMS IN ANY OTHER FORUM, UNLESS OTHERWISE PROVIDED BY LAW. ANY COURT ACTION INVOLVING A DISPUTE WHICH IS NOT SUBJECT TO ARBITRATION SHALL BE STAYED PENDING ARBITRATION OF ARBITRABLE DISPUTES.

            (b) YOU AND THE COMPANY AGREE THAT THE ARBITRATOR SHALL HAVE THE AUTHORITY TO ISSUE PROVISIONAL RELIEF. YOU AND THE COMPANY FURTHER AGREE THAT EACH HAS THE RIGHT TO APPLY TO A COURT FOR A PROVISIONAL REMEDY IN CONNECTION WITH AN ARBITRABLE DISPUTE SO AS TO PREVENT THE ARBITRATION FROM BEING RENDERED INEFFECTIVE.

            (c) ANY DEMAND FOR ARBITRATION SHALL BE IN WRITING AND MUST BE COMMUNICATED TO THE OTHER PARTY PRIOR TO THE EXPIRATION OF THE APPLICABLE STATUTE OF LIMITATIONS.

            (d) THE ARBITRATION SHALL BE CONDUCTED PURSUANT TO THE PROCEDURAL RULES STATED IN THE NATIONAL RULES FOR RESOLUTION OF EMPLOYMENT DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THE ARBITRATION SHALL BE CONDUCTED IN SAN DIEGO BY A FORMER OR RETIRED JUDGE OR ATTORNEY WITH AT LEAST 10 YEARS EXPERIENCE IN EMPLOYMENT-RELATED DISPUTES, OR A NON-ATTORNEY WITH LIKE EXPERIENCE IN THE AREA OF DISPUTE, WHO SHALL HAVE THE POWER TO HEAR MOTIONS, CONTROL DISCOVERY, CONDUCT HEARINGS AND OTHERWISE DO ALL THAT IS NECESSARY TO RESOLVE THE MATTER. YOU AND THE COMPANY MUST MUTUALLY AGREE ON THE ARBITRATOR. IF THE PARTIES CANNOT AGREE ON THE ARBITRATOR AFTER THEIR BEST EFFORTS, AN ARBITRATOR FROM THE AMERICAN ARBITRATION ASSOCIATION WILL BE SELECTED PURSUANT TO THE AMERICAN ARBITRATION ASSOCIATION NATIONAL RULES FOR RESOLUTION OF EMPLOYMENT DISPUTES. THE COMPANY SHALL PAY THE COSTS OF THE ARBITRATOR'S FEES.

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            (e) THE ARBITRATION WILL BE DECIDED UPON A WRITTEN DECISION OF THE
ARBITRATOR STATING THE ESSENTIAL FINDINGS AND CONCLUSIONS UPON WHICH THE AWARD IS BASED. THE ARBITRATOR SHALL HAVE THE AUTHORITY TO AWARD DAMAGES, IF ANY, TO THE EXTENT THAT THEY ARE AVAILABLE UNDER APPLICABLE LAW(S). THE ARBITRATION AWARD SHALL BE FINAL AND BINDING, AND MAY BE ENTERED AS A JUDGMENT IN ANY COURT HAVING COMPETENT JURISDICTION. EITHER PARTY MAY SEEK REVIEW PURSUANT TO THE FEDERAL ARBITRATION ACT.

            (f) IT IS EXPRESSLY UNDERSTOOD THAT THE PARTIES HAVE CHOSEN ARBITRATION TO AVOID THE BURDENS, COSTS AND PUBLICITY OF A COURT PROCEEDING, AND THE ARBITRATOR IS EXPECTED TO HANDLE ALL ASPECTS OF THE MATTER, INCLUDING DISCOVERY AND ANY HEARINGS, IN SUCH A WAY AS TO MINIMIZE THE EXPENSE, TIME, BURDEN AND PUBLICITY OF THE PROCESS, WHILE ASSURING A FAIR AND JUST RESULT. THE ARBITRATOR SHALL ALLOW REASONABLE DISCOVERY, BUT SHALL CONTROL THE AMOUNT AND SCOPE OF DISCOVERY.

            (g) THE PROVISIONS OF THIS SECTION 7 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THE AGREEMENT, AND SHALL BE BINDING UPON THE PARTIES.

THE PARTIES HAVE READ SECTION 7 AND IRREVOCABLY AGREE TO ARBITRATE ANY DISPUTE IDENTIFIED ABOVE.

                                                            _________ (OPTIONEE)

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

CALLAWAY GOLF COMPANY                            WILLIAM C. BAKER

By: /s/ Samuel H. Armacost                       /s/ William C. Baker
    -----------------------------------          -------------------------------
    Samuel H. Armacost                           Optionee ID: ###-##-####
    Chair, Compensation and Management
    Succession Committee

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